UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        August 17, 2006
                                                 -------------------------------


                                   DeVRY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-13988                    36-3150143
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation               File Number)            Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                               60181
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code       (630)571-7700
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 10




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

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                        Page No.


Item 2.02 - Results of Operations and Financial Condition                  3

Item 9.01 - Financial Statements and Exhibits                              3

Signatures                                                                 3

Exhibit 99.1                                                               4-10




















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

Item 2.02 - Results of Operations and Financial Condition
---------------------------------------------------------

On August 17, 2006, DeVry Inc. issued a press release announcing the Company's fiscal 2006 fourth quarter and year-end operating results and 2006 summer term enrollment figures. The full text of that press release is included in Exhibit
99.1 in this Form 8-K.


Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

(d) Exhibits

Exhibit Number          Description
--------------          -----------

99.1 Press release announcing the Company's fiscal 2006 fourth quarter and year-end operating results and 2006 summer term enrollment figures.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 DEVRY INC.
                                                ------------
                                                (REGISTRANT)



Date: August 17, 2006                           /s/ Ronald L. Taylor
                                                --------------------------------
                                                Ronald L. Taylor
                                                Chief Executive Officer




Date: August 17, 2006                           /s/ Richard M. Gunst
                                                --------------------------------
                                                Richard M. Gunst
                                                Senior Vice President,
                                                Chief Financial Officer
                                                And Treasurer






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